SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                JANUARY 14, 2000

                      TELETRAK ENVIRONMENTAL SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       0-13670                                                   13-3187778
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(Commission File No.)                                        (I.R.S. Employer
                                                             Identification No.)

 2 Sutton Road, Webster, MA                                          11758
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (508) 949-2430
                                 --------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 6 Pages

Item 4.  Changes in Registrant's Certifying Accountant.

a. On January 14, 2000, Teletrak Environmental Systems, Inc. (the "Company"), dismissed its independent audit firm, Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, New York 10022-2214. This decision was approved by the Company's Board of Directors.

b. Richard A. Eisner & Company, LLP's annual report for the year ended December 31, 1998 did not contain any adverse opinions, disclaimers of opinion, modifications or qualifications as to uncertainty, audit scope or accounting principles, except to include a modification with respect to the Company's ability to continue as a going concern for the year ended December 31, 1998. The year ended December 31, 1998 was the Company's first year as a public entity.

c. There have been no disagreements with Richard A. Eisner & Company, LLP on any matters of principles or practices, financial statements, disclosures or auditing scope or procedures for the year ended December 31, 1999 or interim periods since the end of the most recent fiscal year.

d. Events as listed under Item 304(a)(1)(iv)(B) of Regulation S-B were not applicable.


                               Page 2 of 6 Pages

e.    Exhibits.

Exhibit
Number                               Exhibit Title
------                               -------------

16.1 Letter to the Company from Richard A. Eisner & Company, LLP dated March 8, 2000.


                               Page 3 of 6 Pages

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2000

                                          TELETRAK ENVIRONMENTAL SYSTEMS, INC.


                                          By: /s/ Gerd Reinig
                                              ----------------------------------
                                              Gerd Reinig
                                              Chairman of the Board


                                          By: /s/ Gerry McNamara
                                              ----------------------------------
                                              Gerry McNamara
                                              President


                               Page 4 of 6 Pages